EXHIBIT 99.3
First Quarter 2007 Earnings Call & Presentation May 8, 2007 CRESCENT REAL ESTATE EQUITIES COMPANY

FORWARD - LOOKING STATEMENTS This presentation is designed to accompany the press release issued this morning and Crescent's conference call scheduled for today. Certain statements made during the call and in the presentation materials may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent's future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release issued this morning and from time to time in Crescent's SEC reports, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K. Five Post Oak Park Houston, TX BAC - Colonnade Building Coral Gables, FL 2 1st Quarter Earnings Presentation

The Alhambra Miami, FL 1st QUARTER EARNINGS RESULTS 3 Funds From Operations Available to Common Shareholders - diluted, NAREIT and as adjusted (1) 1st Quarter 2007 ? $14.9M or $0.12 per share Net Loss to Common Shareholders - diluted 1st Quarter 2007 ? ($15.0M) or ($0.15) per share 1st Quarter Earnings Presentation Greenway Plaza Houston, TX (1) Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures. Crescent's FFO, as adjusted, follows the NAREIT definition, but is adjusted to (i) exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets and (ii) include the impact of gains on the sale of developed operating properties and promoted interests. Crescent provides this additional calculation of FFO, as adjusted, to assist investors in assessing the operating performance of Crescent. A reconciliation of Crescent's FFO before and after such adjustments to GAAP net income is included in the Company's financial statements accompanying this morning's press release and in the "First Quarter 2007 Supplemental Operating and Financial Data" located on the Company's website. FFO should not be considered an alternative to net income.

Simplify our business model/strategy - become a Pure Play Office REIT Dramatically improve our balance sheet and lower our cost of capital Capitalize on built-in internal and external office growth Unlock Shareholder Value The Crescent Dallas, TX 2007 STRATEGIC PLAN 4 1st Quarter Earnings Presentation Post Oak Central Houston, TX

2007 STRATEGIC PLAN INITIATIVES Sell resort/hotel assets Sell resort residential developments Opportunistically sell office properties Non-joint-ventured suburban Dallas properties All Austin properties Single assets in Seattle and Phoenix Review and implement strategic alternatives for Canyon Ranch? in collaboration with the Founders 44 Cook Street Denver, CO Note: the timing and execution of all sales is uncertain 5 1st Quarter Earnings Presentation Hughes Center Las Vegas, NV

2007 STRATEGIC PLAN UPDATE Sold Exchange Building in Seattle $81M Gross Sales Price $28M Gain Sold Parkway at Oak Hill Austin $31M Gross Sales Price $29M Sales Price - Crescent's Share - $3M Gain (1) Placed resort/hotels and Austin Center office building under contract $620M Gross Sales Price $580M Sales Price - Crescent's Share Fountain Place Dallas, TX Dupont Centre Irvine, CA 6 1st Quarter Earnings Presentation (1) Parkway gain will be included in FFO, as adjusted

2007 STRATEGIC PLAN UPDATE Placed 301 Congress under contract (1) Began marketing process for Resort Residential Developments Considering strategic alternatives for Canyon Ranch? in collaboration with the Founders Trammell Crow Center Dallas, TX Datran Center Miami, FL 7 1st Quarter Earnings Presentation (1) Crescent owns a 50% joint venture interest in 301 Congress

DELEVERAGE BALANCE SHEET AND LOWER COST OF CAPITAL As asset sales occur - Repay 2007 Bonds and 2009 Bonds ($625M) (7.5% and 9.25%, respectively) Redeem 9.5% Series B Preferred shares ($85M) Repay select mortgage debt Repay bank line of credit One Buckhead Plaza Atlanta, GA One Live Oak Atlanta, GA 8 1st Quarter Earnings Presentation

9 1st Quarter Earnings Presentation Maximize cash flow from existing assets - Increase occupancy - Increase rental rates - Reduce operating expenses Re-development of existing assets New development on existing land holdings Value-added acquisitions Institutional relationships OFFICE GROWTH STRATEGY One BriarLake Plaza Houston, TX Peakview Tower Denver, CO

OFFICE PROPERTY RESULTS (1) 55 Madison Street Denver, CO Regency Plaza Denver, CO 10 Portfolio % leased occupancy and economic occupancy 93.4% leased occupancy as of March 31, 2007 90.6% economic occupancy as of March 31, 2007 Same-Store NOI growth 1st Quarter 2007 ? 4.4% GAAP / 2.6% cash Leasing activity 1st Quarter 2007 ? 0.5 million total net rentable square feet leased ? Includes 0.2 million square feet renewed or re-leased, resulting in 11% increase in weighted average full-service rental rates Office statistics exclude 20 held for sale properties and are presented at 100% regardless of Crescent's ownership interest 1st Quarter Earnings Presentation

MARKET RESULTS 11 (1) Excludes held for sale properties Sources: CoStar Group (Houston, Dallas, Denver, Miami); Grubb & Ellis (Las Vegas) Class A Houston Dallas Denver Miami Las Vegas CEI Leased Occupancy 3/31/07(1) 91.7% 94.7% 91.8% 96.2% 98.2% Market Economic Occupancy 3/31/07 88.5% 82.7% 88.2% 92.4% 92.7% CEI Quoted Rental Rate 3/31/07(1) $26.28 $28.27 $24.73 $38.53 $35.85 CEI In-Place Rental Rate 3/31/07(1) $21.57 $26.95 $21.33 $32.20 $34.58 Market Rental Rate 3/31/07 $23.30 $23.01 $24.08 $33.04 $32.41 Market Absorption 1st Qtr (SF) 178,000 319,000 83,000 132,500 186,000 Deliveries 1st Qtr (SF) 250,000 200,000 19,000 -0- 70,000 Under Construction 3/31/07 - multi-tenant 1.2M 4.0M 1.2M 1.4 M 1.0M 1st Quarter Earnings Presentation

Paseo del Mar San Diego, CA 12 1st Quarter Earnings Presentation DEVELOPMENT ACTIVITY Paseo del Mar San Diego, California Partnership with JMI Realty 80% CEI Joint Venture Interest 232,000 sf Class A office building $82M Total Cost ($353 psf) Sold in 4th Quarter 2006 for $120M, $517 PSF CEI realized $10M FFO Gain CEI realized 65% IRR

Parkway at Oak Hill (Rendering) Austin, TX 13 1st Quarter Earnings Presentation DEVELOPMENT ACTIVITY Parkway at Oak Hill Austin, Texas Partnership with Champion Development 90% CEI Joint Venture Interest 145,000 sf Class A office building $20M Total Cost ($137 psf) Sold for $31M, $211 psf CEI realized $3M Gain, net of tax and promote (1) CEI realized 90% IRR (1) Parkway gain will be included in FFO, as adjusted

3883 Howard Hughes Parkway (Rendering) Las Vegas, NV 14 1st Quarter Earnings Presentation DEVELOPMENT ACTIVITY 3883 Howard Hughes Parkway Las Vegas, Nevada 100% owned by CEI 239,000 sf Class A office building $74M Total Projected Cost ($310 psf) Expected completion in 2nd Quarter 2007 Pre-leasing - 91% committed (1) (1) Pre-leasing as of 5/4/07

2211 Michelson (Rendering) Irvine, CA 15 1st Quarter Earnings Presentation DEVELOPMENT ACTIVITY 2211 Michelson Irvine, California Partnership with Hines Investment 40% CEI Joint Venture Interest 267,000 sf Class A office building $107M Total Projected Cost ($401 psf) Expected completion in 2nd Quarter 2007 Pre-leasing - 34% committed (1) (1) Pre-leasing as of 5/4/07

6 Houston Center (Rendering) Houston, TX 16 1st Quarter Earnings Presentation DEVELOPMENT PIPLINE 6 Houston Center Houston, Texas 29 story, 584,000 sf Class A office building Commence construction 2nd Quarter 2008 Expected completion 2nd Quarter 2010 May be placed into Joint Venture

17 1st Quarter Earnings Presentation DEVELOPMENT PIPELINE 3893 Howard Hughes Parkway Las Vegas, Nevada 8 story, 173,210 sf Class A office building Commence construction 1st Quarter 2008 Expected completion 2nd Quarter 2009 3893 Howard Hughes (Rendering) Las Vegas, NV 3893 Howard Hughes (Aerial Rendering) Las Vegas, NV

THE RESULTING CRESCENT Simplified business model/strategy - become a Pure Play Office REIT Dramatically improved balance sheet and lower cost of capital Deleveraged balance sheet Dividend policy allowing for capital retention Built-in internal and external office growth - Maximize cash flow for existing assets Re-development of existing assets New developments in existing land holdings Value added acquisitions Institutional relationships Miami Center Miami, FL Carter Burgess Plaza Fort Worth, TX 18 1st Quarter Earnings Presentation